Exhibit 4.1

PRIVATE LOAN ORIGINATION AGREEMENT, No. 182.2007.4743.847, WHICH IS ENTERED INTO BY AND BETWEEN BANCO DO NORDESTE DO BRASIL, S.A., AND TIM NORDESTE S/A, AS FOLLOWS:

CLAUSE FIRST – CONTRACTING PARTIES – Banco do Nordeste do Brasil S.A., a mixed-economy company, with domicile in Fortaleza (CE), at Avenida Paranjana, 5,700, Passaré, registered in the CNPJ/MF under no. 07.237.373/0182-58, hereinafter called BNB, herein represented by the managers of its Fortaleza Bezerra de Menezes Branch, in this city, signing and identified at the bottom, and the company TIM NORDESTE S/A, with domicile in the city of Jabatão dos Guararapes (PE), at Avenida Ayrton Senna da Silva, 1633, Piedade, registered in the CNPJ/MF 01.009.686/0001-44, hereinafter called BORROWER, herein represented by its director signing and identified at the bottom, and in the capacity as INTERVENING GUARANTOR, TIM PARTICIPAÇÕES S.A., with domicile at Avenida das Américas, 3434, Block 01, 7th Floor, Barra da Tijuca, Rico de Janeiro, registered in the CNPJ/MF under no. 02.558.115/0001-21, herein represented by its director signing and identified at the bottom, have mutually agreed to contract with each other as follows:

CLAUSE SECOND – AMOUNT, PURPOSE AND SOURCE OF FUNDS – BNB opens, for BORROWER, a loan to be disbursed in national currency in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais), to be provided with funds from the Constitutional Financing Fund of the Northeast (FNE), which loan is granted for investment pursuant to the project described [in the] Annex – Budget (Project) and in accordance with the DISBURSEMENT clause.

CLAUSE THIRD – OWN FUNDS:  BORROWER undertakes to contribute, from its own funds, the amount of R$ 30,681,316.39 (thirty million six hundred and eighty-one thousand three hundred and sixteen reais and thirty-nine centavos), proportionally and concomitantly with the amount of the releases made by BNB, pursuant to the disbursement schedule, defined in CLAUSE FOURTH – DISBURSEMENT in this credit instrument and in the Annex – Budget.

PARAGRAPH FIRST – The first release against the loan hereby granted shall only be made by BNB after physical and financial proof of the investment of BORROWER’s own funds, related to that release.

PARAGRAPH SECOND – Any upward revisions of the budgets stipulated or the amounts effectively spent on the plan shall be covered by BORROWER’s own funds.

CLAUSE FOURTH – DISBURSEMENT – In current currency, in installments, at the times defined in the Annex – Budget.

CLAUSE FIFTH – PRE-DISBURSEMENT – The disbursement of any installment of the loan shall only occur after having satisfactorily met the following conditions:

a)           proof of effective receipt by BORROWER of the consumables and/or raw materials and/or machines and/or tractors and/or vehicles and/or equipment financed, if any;

b)           proof of recordation of this instrument in the competent registry office(s);

c)           physical, financial, and accounting proof by BORROWER, from the second installment disbursed, inclusive, of the correct investment of the funds previously disbursed, as well as the investment of its matching funds, if any, within the limits contractually established with the BNB;

d)           prior submission by BORROWER of the following certificates:  Joint Certificate of No Debts related to Federal Taxes and the Asset Tax of the Union, issued jointly, in a single document, by the Department of Federal Revenue of Brazil (RFB) and by the Office of the Prosecutor General of the National Treasury (PGFN), Certificate of No Debts

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

related to Social Security Contributions and Third-Party Contributions (CND), issued only by the Department of Federal Revenue of Brazil (RFB), and a Certificate of Compliance with FGTS (CRF), issued by Caixa Econômica Federal;

e)           validation, by BNB, of the Banks chosen by the BORROWER to grant the bank bond for the transaction;

f)           prior to the release of the first installment, establishment and presentation, by borrower, of a bank bond letter, in favor of BNB, issue pursuant to CLAUSE NINETEENTH – BANK BOND;

g)           prior to the release of the last installment, the amendments to the credit instruments and bank bond letters related to the BORROWER’s financing “in existence,” with BNB, contracted at the time by TIM NORDESTE TELECOMUNICAÇÕES S.A. and by MAXITEL S.A., in order to effect the changes necessary in those instruments as a result of the incorporation of those companies by the BORROWER, shall be formalized;

h)           A copy of the Minutes of the Meeting of the Board of Directors of TIM PARTICIPAÇÕES S.A., meeting the legal formalities, containing the approval of the contracting by TIME NORDESTE S.A., of the proposed financing, pursuant to Article 25 of the Corporate Bylaws of TIM PARTICIPAÇÕES S.A. and Article 4, of BORROWER’s Corporate Authorizations Policy, shall be released prior to the release of the first installment of the loan.

i)           absolute compliance with the registration in CADIN of the other companies of the Economic Group.

CLAUSE SIXTH – DISBURSEMENT FOR THE ACQUISITION OF GOODS AND/OR THE PERFORMANCE OF SERVICES – The disbursement of the loan installments corresponding to acquisitions and/or services financed shall be made through direct payment to the vendor of the goods or provider of the services, against delivery of the first copy of the respective tax invoices, or equivalent document, with receipt of a release or, as the case may be, a settled trade note, where BNB may, at its discretion, make disbursements directly to the BORROWER when there is no express determination otherwise contained in the law or rules of the Central Bank of Brazil.

CLAUSE SEVENTH – FINANCE CHARGES:  INTEREST owed at the effective rate of 11.5% p.a. (eleven point five percent per annum), where the amount of the interest is calculated and capitalized monthly and due quarterly on the 28th (twenty-eighth) day of each month, during the grace period set at 24 (Twenty-Four) months running between January 28, 2008 and January 28, 2010, and monthly during the amortization period starting from February 28, 2010, together with the principal amounts due, and on the due date and upon settlement of the debt, on the average daily debit balance during the calculation period.

PARAGRAPH FIRST – If the interest rate herein set is eliminated or its use is prohibited, BNB is hereafter authorized to use other legal forms of compensation, it being established, hereafter, that if there is an official parameter replacing the interest rate, such shall prevail from the time the aforementioned rate is applied, notwithstanding the date of the decision, becomes legally impossible.

PARAGRAPH SECOND – When the date stipulated for calculating the finance charges does not exist in the calculation month, the calculation shall be made on the next business day.

PARAGRAPH THIRD – For the purposes of capitalizing the finance charges, including default charges, by business day, municipal and state holidays shall be deemed business days.

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

CLAUSE EIGHTH – REVISION OF THE INTEREST RATE APPLIED TO FNE FUNDS – It is hereafter agreed and contracted between BNB and BORROWER that the effective interest rate indicated in CLAUSE SEVENTH – FINANCE CHARGES, with respect to FNE funds, may be revised, without the need to formalize an addendum, under the terms of paragraphs 3rd and 4th, of Art. 1, of Law No. 10.177, of 01/12/2001, published in the Official Register of the Union on 01/15/2001.  The new interest rate percentage, obtained from the revision cited in this clause, shall be reported by BNB to the BORROWER in writing.

CLAUSE NINTH – PERFORMANCE BONUS ON FNE CHARGES:  On the charges levied on FNE funds, stipulated in CLAUSE SEVENTH – FINANCE CHARGES, a performance bonus of 15% (fifteen percent) shall be applied to the sub-loan in the amount of R$ 63,643,290.09 (sixty-three million six hundred and forty-three thousand two hundred and ninety reais and nine centavos), and of 25% (twenty-five percent) to the sub-loan in the amount of R$ 3,356,709.91 (three million three hundred and fifty-six thousand seven hundred and nine reais and ninety-on cents), provided that the interest or principal and interest payments are made by the respective due dates stipulated in this loan agreement.

CLAUSE TENTH – EQUIVALENT FINANCE CHARGES LEVIED ON FNE FUNDS – The finance charges levied on the FNE funds, agreed in this instrument, are equivalent to finance charges on a monthly basis, to wit, interest at the effective rate of 0.9112% p.m. (zero point nine one one two percent per month).

CLAUSE ELEVENTH – TAXES AND FEES:  This loan transaction is not subject to the collection of the tax on credit, foreign exchange, and insurance operations or instruments and securities (IOF), and the following are the bank fees paid by the BORROWER as a function of undertaking this transaction:  Technical, Economic and Financial Analysis and Study Fee on Projects – R$ 670,000.00 (Six Hundred and Seventy Thousand Reais); Transaction Origination Fee – R$ 335,000.00 (Three Hundred and Thirty-Five Thousand Reais).

CLAUSE TWELFTH – METHOD OF PAYMENT:  The principal of the debt shall be reimbursed pursuant to the payment scheme indicated below, BORROWER undertaking to pay, with the last installment, all of the financial obligations that might remain:

02/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
06/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
11/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2010, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

02/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
06/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
11/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2011, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

02/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
06/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
11/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2012, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

02/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

06/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
11/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2013, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

02/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
06/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
11/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2014, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);

02/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
03/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
04/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
05/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
06/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
07/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
08/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
09/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
10/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

Reais and Fifty-Five Centavos);
11/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
12/28/2015, R$ 930,555.55 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-Five Centavos);
01/28/2016, R$ 930,555.51 (Nine Hundred and Thirty Thousand Five Hundred and Fifty-Five Reais and Fifty-One Centavos).

CLAUSE THIRTEENTH – AUTHORIZATION FOR DEBIT – If the reimbursement of the loans utilized does not occur on the due dates, BNB is authorized to debit the corresponding amounts in any deposit account that BORROWER maintains at BNB, provided that, at the time, it has sufficient funds for that purpose, and BORROWER further undertakes to pay, together with the last installment, all liabilities arising from this credit instrument, if any remain.

CLAUSE FOURTEENTH – ACCELERATED PAYMENT:  In case of accelerated amortization, payment, or settlement, pursuant to the conditions established by BNP, and the sources of funds, the debt shall be compensated based on the charges stipulated in this credit instrument to a situation of normality, calculated pro rata tempore and computed from the date the funds are released or the date those charges are booked, through the date of effective payment.

CLAUSE FIFTEENTH – FORBEARANCE:  Forbearance by BNB in relation to the nonperformance of or noncompliance with any obligation herein assumed by the BORROWER in no way shall affect the conditions stipulated in this loan agreement, nor shall it bind BNB insofar as future payments or defaults.

CLAUSE SEVENTEENTH – DEFAULT CHARGES:  In case of late payment of any financial obligations stipulated in this loan agreement (principal and/or accessory charges), failure to invest the loan for the purposes agreed, any other irregularity that is deemed intentional or unjustifiable, and/or default on any other obligation derived herefrom, the charges agreed in CLAUSE SEVENTH – FINANCE CHARGES shall be levied, increased by arrears interest of 12% p.a. (twelve percent per annum), calculated in addition.

PARAGRAPH FIRST – The Default Charges shall be levied on the debit balance, from follow dates and under the following conditions:

a)           from the due date(s) of the installment(s), in case of late payment:  levied only on the installments in arrears;

b)           from the date(s) of the release(s), in the case of amounts not invested:  levied on the portions not invested or diverted;

c)           from the date(s) that BNB proves other irregularities:  levied on the portion(s) deemed improper;

d)           from the date(s) on which BNB declares accelerated maturity of the obligation:  levied on the total debit balance of the transaction, less the amount not invested, whose collection shall occur pursuant to line “b”, above.

PARAGRAPH SECOND – Beyond the default charges, in case of judicial collection of the loan, a fine corresponding to 10% (ten percent) of the principal amounts and accessory charges debited, shall be owed.

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

CLAUSE EIGHTEENTH – INTERVENING GUARANTOR:  The intervening guarantor, identified and signing below, assumes for itself and its successors, with respect to BNB, the capacity as guarantor and principal payor of the BORROWER, expressly waiving the rights in Articles 366, 826, 827, 835, 837, and 838 of the Brazilian Civil Code (Law No. 10.406 of 01/10/2002), assuming joint and several liability for the performance of all of the obligations assumed by the BORROWER, herein.

CLAUSE NINTH – BANK BOND – Furthermore, for security and to guarantee payment of this debt, BORROWER undertakes to submit, prior to the disbursement of the first installment of the loan hereby originated, a bank bond letter, offered by a first-tier Bank, in favor of and under the terms expressly accepted by BNB, which now forms an integral part of this instrument, in an amount equivalent to 100% (one hundred percent) of the debit balance of the financing owed, including the contractual charges stipulated for the financing, having as a reference value, on the date of the contract, the sum of R$ 67,000,000.00 (sixty-seven million reais), kept through the effective liquidation of the operation or, alternative, for a minimum period of 02 (two) years, with the obligation to renew the bond at least 60 (sixty) days prior to its expiration date, under the same coverage bases, under penalty, if the bond is not renewed within the period stipulated, of declaring the accelerated maturity of the financing transaction, as stipulated in item “g” of CLAUSE TWENTY-NINTH – ACCELERATED MATURITY.

PARAGRAPH FIRST:  Whenever requested and authorized by the BORROWER, BNB may confirm the payments made by the BORROWER to the guarantor Bank, as well as the amount of the BORROWER’s debit balance, related to this instrument.

CLAUSE TWENTIETH – AUDITING – BORROWER undertakes to grant to BNB, the Central Bank of Brazil and/or the representatives of the source(s) of the funds, the broadest ability to audit the investment of the amounts disbursed on account of this financing, showing their legal representatives such evidence as is requested of them, granting them access to any and all offices in the properties and facilities own by it and related to the loan, to verify the status of the guaranties and prove the performance of such services as BORROWER undertook as a result of the loan.

CLAUSE TWENTY-FIRST – BUSINESS AND TECHNICAL CONSULTING:  BORROWER hereby represents that it has the technical capacity, size, and organizational and administrative structure that allow it to prepare and the manage properly the implementation of the project subject to this financing, and it is therefore exempted by BNB from having to hire a company or professional to provide it with business and technical advice.

CLAUSE TWENTY-SECOND – ALLOCATION OF THE PAYMENT – Any amounts received to be credited to the BORROWER shall be allocated to the payment of the items listed below, necessarily in the following order, as they are stipulated contractually:  fine, arrears interest, compensatory interest, maintenance fee, other accessory charges debited, principal past due and coming due.

CLAUSE TWENTY-THIRD – MANDATORY INSURANCE – For the assets subject to financing, BORROWER agrees to take at, at its own expense, through the final payment of the financing, applicable insurance usually take out in the company’s business sector, pursuant to current law, undertaking to deliver the respective policies or certificates proving the insurance taken out, issued by the insurer, to BNB, immediately.  In case of nonperformance with respect to the timely contracting or renewal of the insurance, BNB shall notify the BORROWER for it to take out or renew the insurance within 30 (thirty) days.  If it does not do so, BNB is authorized to do so directly, debiting all of the premiums and expenses in the LINKED ACCOUNT of the financing for immediate payment.  In no case may any liability be attributed to BNB for any possible losses by the BORROWER as a result of an omission or an irregularity in the coverage of the risks.

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

CLAUSE TWENTY-FOURTH – SPECIAL OBLIGATIONS – BORROWER undertakes to:

a)           perform, insofar as applicable and through the final settlement of the debt derived from this instrument, the “GENERAL PROVISIONS APPLICABLE TO CREDIT INSTRUMENTS AT BANCO DO NORDESTE DO BRASIL S.A.,” recorded on microfilm, under no. 329,993, on 11/13/2001, in the 2nd Registry of Instruments and Documents, of the County of Fortaleza (CE), Morais Correia Registry Office, a copy of which is hereby delivered to the BORROWER which, after taking cognizance of the entire content thereof, states that it accepts it as an integral and inseparable copy of this Instrument for all legal purposes and effects;

b)           use all of the loan within a period of up to 24 (twenty-four) months, computed from the date this Agreement is signed, without prejudice to the power of BNB, before or after the end of this period, under the scope of such guaranties as are established in this instrument, to extend such period, up express authorization by letter, notwithstanding any other formality or recordation;

c)           maintain its obligations with environmental bodies and the National Telecommunications Agency (ANATEL) properly during the effective period of this Instrument;

d)           send to BNB, when requested, an Audit Report, Balance Sheet, and Statement of Results, with an opinion from outside auditors;

e)           advise BNB of any divestiture, merger, incorporation operation involving the BORROWER, or any other act that implies modifications, an alteration or transfer of control of the capital of the BORROWER, under the terms of Law No. 6,404/76;

f)           not to foster within any corporate resolution, statute, or articles of incorporation of the BORROWER, any precept that might lead to:

i)           restrictions on the BORROWER’s ability to grow or its technological development; or
ii)          restrictions on access by the BORROWER into new markets; or
iii)         restrictions on or harm to the ability to pay the financial obligations under the transactions entered into with BNB;

g)           take all steps necessary to ensure that the objective of this transaction is met;

h)           contribute the funds necessary to perform the project stipulated in CLAUSE THIRD – OWN FUNDS, as well as to maintain them during the entire effective period of this Instrument;

i)           not to assign the guaranties under this transaction, even subordinately, to transactions with other creditors, or to encumber them with respect thereto, except upon prior express authorization from BNB;

j)           notify BNB immediately of any act or event that might negatively affect achievement of the purpose of the financing, pursuant to CLAUSE SECOND – AMOUNT, PURPOSE AND SOURCE OF FUNDS, as well as, and particularly, with respect to the effectiveness of the guaranties agreed.

CLAUSE TWENTY-FIFTH – OTHER OBLIGATIONS:  BORROWER further undertakes to meet the obligations stipulated below:

a)           to recognize as evidence of its debts such checks, receipts, and payment orders as it signs or issues, as well as extracts, reports, or notices of entries that BNB might issue to it as a result of the debits made in the loan or financing

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

account;

b)           to pay with the last installment all liabilities arising from this credit instrument, if any remain;

c)           to pay, pursuant to current law, such taxes as are levied on the loan hereby granted and/or on this credit instrument, that are the responsibility of the BORROWER, which shall be applied and charged by BNB;

d)           to pay all expenses that BNB incurs to safeguard, regularize, and keep its credit right, which may be debited to the free transaction account kept by the BORROWER at BNB or in another suitable account, if the former is not available, or in the loan or financing account liked to this credit instrument, upon prior notice to the BORROWER, it being construed that, in any case, BORROWER shall immediately make the respective payment under penalty of incurring arrears for the amount owed;

e)           to comply strictly with the specific environmental law;

f)           to prove to BNB the correct investment of all of the funds stipulated in the budget contained in this credit instrument or attached hereto, as well as full performance of the financed venture;

g)           to prepare and installed the plaque indicating the financial participation of BNB in the venture, pursuant to such specifications as it shall provide to it, keeping it in a suitable site, easily noticed and in a good state of upkeep, during the effective period of this credit instrument;

h)           to stress the financial collaboration of BNB whenever it advertises or publicizes the project covered by this instrument;

i)           to record in the long-term liabilities on its balance sheets and trial balances, when obligated to do so, the amount used of the financing granted, under the “Banco do Nordeste do Brasil S.A.” account, indicating thereafter the source of the funds.

j)           to deliver to BNB, annually, the opinions and reports produced by the independent specialized external auditor;

k)           to participate in the plan, through the contribution of its own funds, in the minimum amount of R$ 30,681,316.39 (thirty million six hundred and eighty-one thousand three hundred and sixteen reais and thirty-nine centavos), in accordance with the investment program;

l)           to present to the federal, state, and municipal environmental bodies such environmental license as may be demanded by them in relation to this project, notifying BNB thereof.

CLAUSE TWENTY-SIXTH – AUTHORIZATION FOR CURRENT ACCOUNT TRANSACTIONS – BORROWER irrevocably and irreversibly grants BNB a mandate with special powers of attorney, exclusively for the purposes of the provisions of CLAUSE THIRTEENTH – AUTHORIZATION FOR DEBIT, above, under the terms of Articles 684 and 685 of the Brazilian Civil Code, which shall be utilized to amortizing the financing pursuant to this AGREEMENT, in the contractually stipulated amounts and time frames.

CLAUSE TWENTY-SEVENTH – RENDING OF ACCOUNTS:  BORROWER authorizes BNB, irrevocably and irreversibly, to provide the competent federal bodies and entities, including those of the indirect government, as well as the National Government, any and all information nor data related to the loan covered by this instrument, such as the debit and principal balances, accessory charges, terms, assets pledged in guaranty and persons who are guarantors of real obligations or fiduciaries, and other clauses and conditions, pursuant

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

to government rules, control and rendering of accounts required by the Source of Funds.

CLAUSE TWENTY-EIGHTH – AUTHORIZATION:  BORROWER authorizes BNB, irreversibly and irrevocably, to: I) Provide the Central Bank of Brazil, for the purposes of establishing the SISBACEN Credit Risk Unit and/or the Credit Reporting System (SCR) of the aforementioned autarchy and under the terms of current law, all the information related to this financing; II) consult, at the SISBACEN Credit Risk Unit and/or the Credit Reporting System (SCR), all the financing appertaining to it, held at BNB or at any other financial institution.

CLAUSE TWENTY-NINTH – ACCELERATED MATURITY – Upon notification, within 30 (thirty) days for normalization, BNB may, of law, accelerate the maturity of all credit instruments entered into with the BORROWER, requiring immediate payment of debts past due and coming due, if BORROWER:

a)           fails to perform any obligation established in the credit instruments signed with BNB;

b)           exceeds the credit limit opened by BNB, without covering it immediately;

c)           experiences protests of debt due and certain, in an amount in excess of R$ 25,000,000.00 (twenty-five million reais), except if the protest were made in error or in bad faith, duly provide, or it were not stopped within a maximum period of 60 (sixty) days;

d)           suspends its operations for more than 30 (thirty) days;

e)           were forbidden, by rules of the Central Bank of Brazil, from participating in credit operations, including as co-obligor.

f)           were to invest the funds derived from the financing granted by BNB improperly;

g)           were to fail to reinforce the guaranties on the loans immediately upon notification from BNB in that regard, including any renewals of the BANK BOND subject to CLAUSE NINETEENTH – BANK BOND under the terms provided, as well as if any event were to occur that would imply a reduction or devaluation of such guaranties;

h)           were sued in court which suit might affect the credit rights of BNB;

i)           contracts financing with another financial institution to cover the items stipulated in the budget contained in this credit instrument, or attached hereto, for financing by BNB;

j)           were to have its deposit account at BNB closed, or its name included on the Central Bank of Brazil’s List of Check Kiters;

k)           requests judicial and/or extrajudicial recovery, or were declared bankrupt, or had a request for liquidation or a writ of intervention made against it;

l)           fails to present to the federal, state, or municipal environmental bodies, such environmental licenses as may have been demanded by them in relation to this project;

m)           fails to notify BNB, expressly and in advance, of any change to be made in the Authorization Document or in the Concession Agreement signed with the

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

BORROWER, which might prejudice the achievement of the purpose of this transaction or the economic and financial equilibrium of the BORROWER.

CLAUSE THIRTIETH – OBLIGATIONS WITH THE NATIONAL TELECOMMUNICATIONS AGENCY – ANATEL – BORROWER undertakes to report the full tenor of this credit instrument, registered, to the NATIONAL TELECOMMUNICATIONS AGENCY – ANATEL – this in its capacity as the Autarchy responsible for regulating and supervising operations in the telecommunications sector.

CLAUSE THIRTY-FIRST – DISCLOSURE OF INFORMATION - BNB may disclose, in its internal and external communications vehicles, any and all information or data related to the loan covered by this instrument, such as the amount and objective of the financing and the items financed, for eh sole purpose of publicizing the actions performed by BNB, up express authorization from BORROWER.

CLAUSE THIRTY-SECOND – REPRESENTATION AND WARRANTY – BORROWER represents and warrants that the formalization of this instrument and the performance of its obligations do not constitute a violation of or default on any contract, agreement, or other instruments to which BORROWER is a party or by which it is bound.

CLAUSE THIRTY-THIRD – CERTIFICATES:  BORROWER submitted Certificate of No Debts related to Social Security Contributions and Third-Party Contributions (CND), issued by the Department of Federal Revenue of Brazil (RFB) No. 016942007-15002050, issued on 09/26/2007, valid through 03/24/2008; Certificate of Compliance with FGTS-CRF, issued by Caixa Econômica Federal, No. 2008010210382804232347, issued on 01/02/2008, valid until 01/31/2008; Joint Certificate of No Debts related to Federal Taxes and the Asset Tax of the Union, issued jointly, in a single document, by the Department of Federal Revenue of Brazil (RFB) and by the Office of the Prosecutor General of the National Treasury (PGFN), control code no. C667.3CD2.14C0.CB07, issued on 12/07/2007, valid until 06/04/2008.

CLAUSE THIRTY-FOURTH – ETHICS AND SOCIAL VALUES – BORROWER states that the provisions of the provisions of this instrument were negotiated in light of and in strict accord with its Code of Ethics available on the Internet at http://www.timpartri.com.br.

CLAUSE THIRTY-FIFTH – FORUM – The forum of the county where the branch of BNB that contracted the loan covered by this instrument is chosen for prosecution of any proceedings arising from the aforementioned instrument, BNB being granted the right to choose that of its registered address, the domicile of the BORROWER or of the intervening parties or, if any, the location of the pledged assets.

And, inasmuch as they are so agreed and contracted, they sign this instrument in 3 (three) copies of the same tenor, for one single effect, in the presence of two witnesses signing below.

FORTALEZA – CE, January 28, 2008.

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

BORROWER

for TIM NORDESTE S/A
CNPJ: 01.009.686/0001-44
AVENIDA AYRTON SENNA DA SILVA, 1633,
PIEDADE, JABOATAO DOS
GOARARAPES-PE POSTAL CODE 54.410-240

[signature]
_____________________________________
MARIO CESAR PEREIRA DE ARAUJO
CPF: 235.485.337-87
RG: 02.158.026-1 IFP-RJ 11/01/1985
BRAZILIAN, MARRIED,
AVENIDA DAS AMERICAS, 3434 BL 1 -
7th FLOOR, BARRA DA TIJUCA, RIO DE
JANEIRO – RJ POSTAL CODE 22.640-102, ENGINEER,
DIRECTOR PRESIDENT

INTERVENING GUARANTOR

for TIM PARTICIPAÇÕES S.A.
CNPJ: 02.558.115-0001/21
AVENIDA DAS AMERICAS, 3434 BL 1
7th FLOOR, BARRA DA TIJUCA, RIO DE
JANEIRO – RJ POSTAL CODE 22.640-102

[signature]
_____________________________________
MARIO CESAR PEREIRA DE ARAUJO
CPF: 235.485.337-87
RG: 02.158.026-1 IFP-RJ 11/01/1985
BRAZILIAN, MARRIED,
AVENIDA DAS AMERICAS, 3434 BL 1 -
7th FLOOR, BARRA DA TIJUCA, RIO DE
JANEIRO – RJ POSTAL CODE 22.640-102, ENGINEER,
DIRECTOR PRESIDENT

FOR BANCO DO NORDESTE DO BRASIL
S.A.
[signature]
IVANILDO BERNARDO DE OLIVEIRA
BUSINESS MANAGER – GP BRANCH

[initials]	[stamp:]	LEGAL
[initials]
TIM

Continuation of PRIVATE AGREEMENT No. 182.2007.4743.847, entered into by Banco do Nordeste do Brasil S.A. and TIM NORDESTE S/A, on January 28, 2008, in the amount of R$ 67,000,000.00 (Sixty-Seven Million Reais).

[stamp:]   [illegible]
4TH NOTARY OFFICE OF [cut off]
[illegible] Hamilton Barro [illegible] Registry Office
Rua de Assembléia [illegible]
I recognize by similarity the signature of MARIO CESAR PEREIRA DE ARAUJO
Code: [illegible]
Rio de Janeiro, March 28, 2008 [illegible]
In witness [initials] of the Truth                Service:               R$ 3.47
[signature]                                                 30% [illegible]R$ 1.03
[illegible] Authorized                                 Total:                  R$ 4.50

[stamp:]   GENERAL MAGISTRACY
OF JUSTICE
AUDIT STAMP
SIGNATURE RECOGNITION
UCD
IX710418
[bar code]

[illegible notary stamp]

[stamp:]
ALENCAR ARARIPE REGISTRY OFFICE
Av. Mister Hull, 4965(85)3235-3307
I recognize by similarity the signature of
IVANILDO BERNARDO DE OLIVEIRA.
So sworn. Antonio Bezerra, Fortaleza,
3/4/208 15:45
[signature]
Hon. Jaime de Alencar Araripe Jr.
Head
Jaime de Alencar Araipe Neto
Guilherme A. de Alencar Araripe
Deputies
Carmem Lucia de Sousa Gomes
Raimunda B. de Alcantara
Sonia M. M. Magalhaes Araujo
Clerks
ZZ-000.00 / R$
VALID ONLY WITH [cut off]
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY AP 450581 SIGNATURE RECOGNITION 02 COURT OF JUSTICE

[signature] MARIO ALDO DE MELO MANAGER OF GP BRANCH
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                                   Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
MARIO ALDO DE MELO
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                   In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]
WITNESSES
[signature] AMANDA NATACHILA OLIVEIRA LIMA CPF: 021.573.213-81
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                               Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
ANA KARLA PAULA FRANKLIN
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                   In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY AP [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]
[signature] ANA KARLA PAULA FRANKLIN CPF: 615.947.333-68
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                               Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
AMANDA NATACHILA OLIVEIRA LIMA
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                   In witness [initials] of the truth.
                   CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY AP [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]

[stamp:]
Registry of Instruments and Documents
Recorded under no. [hw:] 23182 at Pg.
[hw:] 70 of Book [hw:] [illegible] 14
Registered under no. [hw:] 29858 at Pg.
[hw:] 61 of Book [hw:] [illegible] 92
Jaboatão, [hw:] April 23, 2008
[signature]
Hon. José [illegible] Silva
Official and Notary
Deputy

[stamp:]
Only valid with the seal of authenticity [illegible]
[illegible] – 1st Office of Jaboatão dos [illegible]

[stamp:]
COURT OF JUSTICE
OF PERNAMBUCO
Notary or
Registry Act
ANOREG-PE
ABL063899

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO                     PERNAMBUCO

[initials]	[stamp:]	LEGAL
[initials]
TIM

[blank page]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

BUDGET

Description of the Items in the Venture	Qty. / Units	Own Funds		Financed Funds		Total Investment
		Incurred (month / year)	Amount (R$)	1st Disburs. (month / year)	FNE (R$)	Total (R$)
01 BTS (Base Transceiver Station) – Alagoas (outside of the semiarid zone)
BTS (Base Transceiver Station) – Alagoas (outside of the semiarid zone)	1 unit	Jan / 08	305,958.88	Jan / 08	616,351.12	922,310.00
		Feb / 08	305,958.88	Feb / 08	616,351.12	922,310.00
		Mar / 08	305,961.89	Mar / 08	616,357.20	922,319.09
02 BTS (Base Transceiver Station) – Ceará (outside of the semiarid zone)
BTS (Base Transceiver Station) – Ceaerá (outside of the semiarid zone)	1 unit	Jan / 08	681,920.13	Jan / 08	1,102,354.87	1,784,275.00
		Feb / 08	681,920.13	Feb / 08	1,102,354.87	1,784,275.00
		Mar / 08	681,921.17	Mar / 08	1,102,356.57	1,784,277.74
03 BTS (Base Transceiver Station) – Paraíba (outside of the semiarid zone)
BTS (Base Transceiver Station) – Paráiba (outside of the semiarid zone)	1 unit	Jan / 08	253,598.17	Jan / 08	257,461.83	511,060.00
		Feb / 08	253,598.17	Feb / 08	257,461.83	511,060.00
		Mar / 08	253,600.04	Mar / 08	257,463.70	511,063.74
04 BTS (Base Transceiver Station) – Pernambuco (outside of the semiarid zone)
BTS (Base Transceiver Station) – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	846,564.33	Jan / 08	1.125.518.67	2.097.083.00
		Feb / 08	846,564.33	Feb / 08	1.125.518.67	2.097.083.00
		Mar / 08	846,564.96	Mar / 08	1.125.519.63	2.097.084.59
05 BTS (Base Transceiver Station) – Piauí (outside of the semiarid zone)
BTS (Base Transceiver	1 unit	Jan / 08	237,263.11	Jan / 08	374,956.89	612,220.00
		Feb / 08	237,263.11	Feb / 08	374,956.89	612,220.00

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

Station) – Piauí (outside of the semiarid zone)		Mar / 08	237,264.52	Mar / 08	374,959.12	612,223.64
06 BTS (Base Transceiver Station) – Rio G. do Norte (outside of the semiarid zone)
BTS (Base Transceiver Station) – Rio G. do Norte (outside of the semiarid zone)	1 unit	Jan / 08	830,474.91	Jan / 08	548,198.09	1,378,673.00
		Feb / 08	830,474.91	Feb / 08	548,198.09	1,378,673.00
		Mar / 08	830,475.49	Mar / 08	548,198.48	1,378,673.97
07 BTS (Base Transceiver Station) – Alagoas (semiarid zone)
BTS (Base Transceiver Station) – Alagoas (semiarid zone)	1 unit	-	0.00	Feb / 08	116,333.54	116,333.54
08 BTS (Base Transceiver Station) – Ceará (semiarid zone)
BTS (Base Transceiver Station) – Ceará (semiarid zone)	1 unit	-	0.00	Feb / 08	495,117.15	495,117.15
09 BTS (Base Transceiver Station) – Paraíba (semiarid zone)
BTS (Base Transceiver Station) – Paráiba (semiarid zone)	1 unit	-	0.00	Jan / 08	316,653.08	316,653.08
10 BTS (Base Transceiver Station) – Pernambuco (semiarid zone)
BTS (Base Transceiver Station) – Pernambuco (semiarid zone)	1 unit	-	0.00	Feb / 08	717,200.50	717,200.50
11 BTS (Base Transceiver Station) – Piauí (semiarid zone)

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

BTS (Base Transceiver Station) – Piauí (semiarid zone)	1 unit	-	0.00	Jan / 08	316,653.08	316,653.08
12 BTS (Base Transceiver Station) – Rio Grande do Norte (semiarid zone)
BTS (Base Transceiver Station) – Rio Grande do Norte semiarid zone)	1 unit	-	0.00	Jan / 08	431,090.00	431,090.00
		-	0.00	Feb / 08	431,090.00	431,090.00
		-	0.00	Mar / 08	431,094.35	431,094.35
13 BSC (Base Station Controller) – Alagoas (outside of the semiarid zone)
BSC (Base Station Controller) – Alagoas (outside of the semiarid zone)	1 unit	Jan / 08	57,608.63	Jan / 08	141,256.49	198,865.12
14 BSC (Base Station Controller) – Ceará (outside of the semiarid zone)
BSC (Base Station Controller) – Ceará (outside of the semiarid zone)	1 unit	Jan / 08	220,285.68	Jan / 08	540,141.00	760,426.68
15 BSC (Base Station Controller) – Paraíba (outside of the semiarid zone)
BSC (Base Station Controller) – Paraíba (outside of the semiarid zone)	1 unit	Jan / 08	20,860.22	Jan / 08	51,149.31	72,009.53
16 BTS (Base Station Controller) – Pernambuco (outside of the semiarid zone)
BSC (Base Station Controller) – Pernambuco (outside of the semiarid zone)	1 unit	-	869,060.81	Jan / 08	2,130,393.19	3,000,000.00
		-	869,060.81	Feb / 08	2,130,393.19	3,000,000.00
		-	934,011.22	Mar / 08	2,290,197.70	3,224,208.92
17 BTS (Base Station Controller) – Piauí (outside of the semiarid zone)

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

BSC (Base Station Controller) – Piauí (outside of the semiarid zone)	1 unit	Jan / 08	4,102.75	Jan / 08	10,059.94	14,162.69
18 BSC (Base Station Controller) – Rio G do Norte (outside of the semiarid zone)
BSC (Base Station Controller) – Rio G do Norte (outside of the semiarid zone)	1 unit	Jan / 08	22,775.64	Jan / 08	55,845.93	78,621.57
19 NGN (Next Generation Network) – Alagoas (outside of the semiarid zone)
NGN (Next Generation Network) – Alagoas (outside of the semiarid zone)	1 unit	Mar / 08	31,961.55	Mar / 08	78,369.81	110,331.36
20 NGN (Next Generation Network) – Ceaerá (outside of the semiarid zone)
NGN (Next Generation Network) – Ceará (outside of the semiarid zone)	1 unit	Jan / 08	160,470.73	Jan / 08	201,789.27	362,260.00
		Feb / 08	160,470.73	Feb / 08	201,789.27	362,260.00
		Mar / 08	160,469.54	Mar / 08	201,787.78	362,257.32
21 NGN (Next Generation Network) – Ceaerá (semiarid zone)
NGN (Next Generation Network) – Ceaerá (semiarid zone)	1 unit	-	0.00	Mar / 08	166,585.81	166,585.81
22 NGN (Next Generation Network) – Paraíba (outside of the semiarid zone)
NGN (Next Generation Network) – Paraíba (outside of the semiarid zone)	1 unit	Mar / 08	68,214.96	Mar / 08	167,263.24	235,478.20
23 NGN (Next Generation Network) – Pernambuco (outside of the semiarid zone)

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

NGN (Next Generation Network) – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	274,631.02	Jan / 08	590,763.98	865.395.00
		Feb / 08	274,631.02	Feb / 08	590,763.98	865.395.00
		Mar / 08	274,631.49	Mar / 08	590,765.03	865.396.52
24 NGN (Next Generation Network) – Pernambuco (semiarid zone)
NGN (Next Generation Network) – Pernambuco (semiarid zone)	1 unit	-	0.00	Mar / 08	71,812.21	71,812.21
25 NGN (Next Generation Network) – Piauí (outside of the semiarid zone)
NGN (Next Generation Network) – Piauí (outside of the semiarid zone)	1 unit	Jan / 08	11,345.59	Jan / 08	27,819.41	39,165.00
		Feb / 08	11,345.59	Feb / 08	27,819.41	39,165.00
		Mar / 08	11,345.67	Mar / 08	27,819.62	39,165.29
26 NGN (Next Generation Network) – Rio G. do Norte (outside of the semiarid zone)
NGN (Next Generation Network) – Rio G. do Norte (outside of the semiarid zone)	1 unit	Jan / 08	33,408.72	Jan / 08	81,918.28	115,327.00
		Feb / 08	33,408.72	Feb / 08	81,918.28	115,327.00
		Mar / 08	33,409.54	Mar / 08	81,920.25	115,329.79
27 – MSC (Mobile Switching Center) – Alagoas (outside of the semiarid zone)
MSC (Mobile Switching Center) – Alagoas (outside of the semiarid zone)	1 unit	Mar / 08	1,585.62	Mar / 08	3,887.94	5,473.56
28 – MSC (Mobile Switching Center) – Ceará (outside of the semiarid zone)
MSC (Mobile Switching Center) – Ceará (outside of the semiarid zone)	1 unit	Jan / 08	766,227.75	Jan / 08	1,878,792.25	2,645,020.00
		Feb / 08	766,227.75	Feb / 08	1,878,792.25	2,645,020.00
		Mar / 08	766,228.05	Mar / 08	1,878,793.02	2,645,021.07

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

29 – MSC (Mobile Switching Center) – Pernambuco (outside of the semiarid zone)
MSC (Mobile Switching Center) – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	2,527,927.00	Jan / 08	6,198,483.00	8,726,410.00
		Feb / 08	2,527,927.00	Feb / 08	6,198,483.00	8,726,410.00
		Mar / 08	2,527,928.68	Mar / 08	6,198,487.15	8,726,415.13
30 – MSC (Mobile Switching Center) – Piauí (outside of the semiarid zone)
MSC (Mobile Switching Center) – Piauí (outside of the semiarid zone)	1 unit	Jan / 08	151,994.39	Jan / 08	372,690.61	524,685.00
		Feb / 08	151,994.39	Feb / 08	372,690.61	524,685.00
		Mar / 08	151,995.60	Mar / 08	372,693.55	524,689.15
31 – MSC (Mobile Switching Center) – Rio G. do Norte (outside of the semiarid zone)
MSC (Mobile Switching Center) – Rio G. do Norte (outside of the semiarid zone)	1 unit	Jan / 08	146,691.38	Jan / 08	359,687.62	506,379.00
		Feb / 08	146,691.38	Feb / 08	359,687.62	506,379.00
		Mar / 08	146,691.77	Mar / 08	359,688.56	506,380.33
32 – VAS (Value Added Service) – Alagoas (outside of the semiarid zone)
VAS (Value Added Service) – Alagoas (outside of the semiarid zone)	1 unit	Jan / 08	228,142.08	Jan / 08	559,404.92	787,547.00
		Feb / 08	228,142.08	Feb / 08	559,404.92	787,547.00
		Mar / 08	228,142.17	Mar / 08	559,404.14	787,547.31
33 – VAS (Value Added Service) – Ceará (outside of the semiarid zone)
VAS (Value Added Service) – Ceará (outside of the semiarid zone)	1 unit	Jan / 08	245,580.94	Jan / 08	602,165.06	847,746.00
		Feb / 08	245,580.94	Feb / 08	602,165.06	847,746.00
		Mar / 08	245,581.56	Mar / 08	602,166.53	847,748.09
34 – VAS (Value Added Service) – Pernambuco (outside of the semiarid zone)
VAS (Value Added Service) – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	579,497.57	Jan / 08	1,420,929.43	2,000,427.00
		Feb / 08	579,497.57	Feb / 08	1,420,929.43	2,000,427.00
		Mar / 08	579,497.64	Mar / 08	1,420,929.58	2,000,427.22

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

35 – HLR (Home Location Register) – Pernambuco (outside of the semiarid zone)
HLR (Home Location Register) – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	119,138.10	Jan / 08	292,126.90	411,265.00
		Feb / 08	119,138.10	Feb / 08	292,126.90	411,265.00
		Mar / 08	119,137.71	Mar / 08	292,125.94	411,263.65
36 Management Tools – Alagoas (outside of the semiarid zone)
Management Tools – Alagoas (outside of the semiarid zone)	1 unit	Feb / 08	7,313.14	Feb / 08	17,931.84	25,244.98
37 Management Tools – Ceará (outside of the semiarid zone)
Management Tools – Ceará (outside of the semiarid zone)	1 unit	Mar / 08	187,207.60	Mar / 08	459,033.47	646,241.07
38 Management Tools – Paraíba (outside of the semiarid zone)
Management Tools – Paraíba (outside of the semiarid zone)	1 unit	Mar / 08	6,335.75	Mar / 08	15,535.28	21,871.03
39 – Management Tools) – Pernambuco (outside of the semiarid zone)
Management Tools – Pernambuco (outside of the semiarid zone)	1 unit	Jan / 08	687,745.77	Jan / 08	1,686,247.23	2,373,993.00
		Feb / 08	687,745.77	Feb / 08	1,686,247.23	2,373,993.00
		Mar / 08	687,746.07	Mar / 08	1,686,247.96	2,373,994.03
40 Management Tools – Piauí (outside of the semiarid zone)
Management Tools – Piauí (outside of the semiarid zone)	1 unit	Mar / 08	9,085.22	Mar / 08	22,276.99	31,362.21
41 Management Tools – Rio G. do Norte (outside of the semiarid zone)
Management Tools – Rio G. do Norte (outside of the semiarid zone)	1 unit	Mar / 08	40,405.20	Mar / 08	99,073.66	139,478.86

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

43 Management Tools – Training – Pernambuco (outside of the semiarid zone)
Management Tools – Training – Pernambuco (outside of the semiarid zone)	1 unit	Mar / 08	65,686.89	Mar / 08	161,385.44	227,072.33
TOTAL			30,681,316.39		67,000,000.00	97,681,316.39

FORTALEZA – CE, January 28, 2008

BORROWER

for TIM NORDESTE S/A
CNPJ: 01.009.686/0001-44
AVENIDA AYRTON SENNA DA SILVA, 1633,
PIEDADE, JABOATAO DOS
GOARARAPES-PE POSTAL CODE 54.410-240

[signature]
__________________________________
MARIO CESAR PEREIRA DE ARAUJO
CPF: 235.485.337-87
RG: 2.158.026-1 IFP-RJ 11/01/1985
BRAZILIAN, MARRIED,
AVENIDA DAS AMERICAS, 3434 BL 1 -
7th FLOOR, BARRA DA TIJUCA,
RIO DE JANEIRO – RJ POSTAL CODE 22.640-102,
ENGINEER,
DIRECTOR PRESIDENT

INTERVENING GUARANTOR

for TIM PARTICIPAÇÕES S.A.
CNPJ: 02.558.115-0001/21
AVENIDA DAS AMERICAS, 3434 BL 1
7th FLOOR, BARRA DA TIJUCA,
 RIO DE JANEIRO – RJ POSTAL CODE 22.640-102

[signature]
MARIO CESAR PEREIRA DE ARAUJO
CPF: 235.485.337-87
RG: 2.158.026-1 IFP-RJ 11/01/1985
BRAZILIAN, MARRIED,
AVENIDA DAS AMERICAS, 3434 BL 1 -
7th FLOOR, BARRA DA TIJUCA,
RIO DE JANEIRO – RJ POSTAL CODE 22.640-102,
ENGINEER,
DIRECTOR PRESIDENT
[stamp:]   [illegible]
4TH NOTARY OFFICE OF RIO DE JANEIRO
Hamilton Barros Registry Office
Rua de Assembléia [illegible]
I recognize by similarity the signature of MARIO CESAR PEREIRA DE ARAUJO
Code: [illegible]
Rio de Janeiro, March 28, 2008 [illegible]
In witness [initials] of the Truth               Service:               R$ 3.47
[signature]                                                30% [illegible]R$ 1.03
[illegible] Authorized                                Total:                  R$ 4.50
[stamp:] GENERAL MAGISTRACY OF JUSTICE AUDIT STAMP SIGNATURE RECOGNITION HDP IXY 10419 [bar code] [illegible notary stamp]

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO
[initials]

Annex – Budget integral part of PRIVATE AGREEMENT No. 182.2007.4743.847, of January 28, 2008

FOR BANCO DO NORDESTE DO BRASIL S.A. [signature] _____________________ IVANILDO BERNARDO DE OLIVEIRA BUSINESS MANAGER – GP BRANCH [stamp:] ß MOREIRA DE DEUS
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                               Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
         INVANALDO BERNARDO DE OLIVEIRA
            which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                                        In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]
_____________________ MARIO ALDO DE MELO MANAGER OF GP BRANCH
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                                   Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
MARIO ALDO DE MELO
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                  In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]
WITNESSES
[signature] ____________________ AMANDA NATACHILA OLIVEIRA LIMA CPF: 021.573.213-81
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                                   Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
                    ANA KARLA PAULA FRANKLIN
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                  In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY AP [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]
[signature] _____________________ ANA KARLA PAULA FRANKLIN CPF: 615.947.333-68
[stamp:]  REGISTRY OFFICE    10th Notary Office – Moreira de Deus Registry Office
               Moreira de Deus           Rua Casimiro Montenogo 50 – Monte Castelo – Fortaleza / CE Phone [cut off]
                                                   Notary: Maria de Fâtima Botelho Moreira de Deus

I recognize by similarity the signature of
                    AMANDA NATACHILA OLIVEIRA LIMA
which compares with the specimen registered in this office.  So sworn.
FORTALEZA, 01-30-2008                      In witness [initials] of the truth.
CLAUDIVAN FARIAS DE PONTES – AUTHORIZED CLERK
[stamp:] Seal of Authenticity SPECIAL FUND FOR THE CIVIL REGISTRY AP [illegible] SIGNATURE RECOGNITION 02 COURT OF JUSTICE [illegible notary stamp]

[stamp:]
EDUARDO MALTA REGISTRY OFFICE
Hon. José Eduardo Loya Malta
HEAD
Hon. José [illegible] – Pedro Malta Filho
Ricardo [illegible] de Silva
DEPUTIES
Maria de Fatima Silva Santana * Authorized Clerk
Rua [illegible] Lima da [illegible], 513 Ph.: [illegible]
JOBOATÃO PERNAMBUCO
[initials]

[blank page]

GENERAL PROVISIONS APPLICABLE TO CREDIT INSTRUMENTS AT BANCO DO NORDESTE DO BRASIL S.A.

I – PRELIMINARY PROVISIONS

Art. 1st – These General Precepts apply to all credit instruments entered into during their effective period, by mere generic reference, except as follows:

a) if they are incompatible with the clauses of the credit instrument itself;

b) if they do not apply because they are not pertinent.

Art. 2nd – They likewise apply to credit instruments[,] agreements, contracts, accords, regulations or programs that give rise to credit transactions, when the Bank is acting as a financial agent, settlor, agent, or mandatary.

Art. 3rd – In case of conflict with these General Precepts, the rules of the credit instruments or those cited in Art. 2nd shall prevail, in that order.

II – TERMS AND THEIR DEFINITIONS

Art. 4th – The expressions utilized in these General Provisions and in the instruments to which they apply, listed below, have the contractual meanings indicated below, when not employed with the general acceptation:

1 BANK: Banco do Nordeste do Brasil S.A., with domicile and forum in Fortaleza (CE), registered in the National Registry of Legal Persons (CNPJ) under no. 07.237.373/0001-20.

2 ISSUER / BORROWER: a natural or legal person beneficiary of the loan granted through credit policies or contracts.

3 CREDIT INSTRUMENT: a specific instrument that formalizes the transactions entered into with the Bank, including, thereunder, credit policies and contracts, to which the other documents related thereto and these General Provisions are attached.

4 CREDIT TRANSACTION: genus that includes the Bank’s asset transactions, within its business / purpose, in any mode thereof.

5 INTERVENING PARTY: a natural or legal person who, under any title, in the capacity as third party, participates in the credit transaction and who, in such capacity, also signs the credit instrument.

6 ASSENTING PARTY:  a natural or legal person, other than the ISSUER / BORROWER, or a government entity, that assets, in whole or in part, to the credit transaction, or to the guaranty, and, in such capacity, also signs the credit instrument.

7 CONDITION PRECEDENT: a requirement of the credit instrument imposed upon the ISSUER / BORROWER, to use the credit, realize guaranties, or new credit transactions.

8 AVAILABILITY: a period in which the loan is available to the ISSUER / BORROWER, to be used after the conditions of the credit instruments are met and the budgetary execution by the Bank and/or the source of funds.

9 SOURCE OF FUNDS: a fund, agency, body, public company, mixed-economy company or an entity of any nature that in any manner makes funds available to the Bank for it to perform its credit operations.

10 BASE DATE: this is the day in each month corresponding to the due date of the credit transaction.

11 ANNIVERSARY DATE: this is the days of the subsequent months that are the same as the date the credit transaction was contracted on.

12 DISBURSEMENT: this means the act of making the funds available to the ISSUER / BORROWER and in his favor, which may occur on whole or in installments.

13 REIMBURSEMENT: this means the payment, by the ISSUER / BORROWER, of the obligations assumed, including principal, finance charges and other fees and expenses owed.

14 GRACE PERIOD: a period that precedes the start of the reimbursement period of the loan.

15 PRESET CHARGES: these re those set at the time the transaction is contracted and do not vary during the term of the credit instrument, unless there is a clause, in the credit instrument, that calls for the period re-agreement thereof.

16 POST-SET CHARGES: these are those defined at the time the credit transaction is contracted, whose rate is set in each calculation period, taking into account the change thereof during the effective period of the credit instrument.

17 DEL-CREDERE: compensation that the ISSUER / BORROWER undertakes to pay the Bank, as a function of the risk assumed by it with the sources supplying the funds disbursed by reason of the credit transaction.

18 PRO RATA TEMPORE: this corresponds to the proportion time elapsed.

19 PRINCIPAL: this corresponds to the amount of the loan disbursed.

20 ACCESSORY CHARGES: this corresponds to financial, legal, and contractual charges that are included in the principal of the debt or are required on specific dates.

21 FIXED LOAN: a credit transaction that does not allow the funds amortized by the ISSUER / BORROWER to be reused.

22 REVOLVING CREDIT: a credit transaction that allows the funds to be reused up to the limit granted.

23 EXCESS OVER LIMIT: amount taken out by the ISSUER / BORROWER beyond the limit of the loan, when granted as a revolving credit.

24 CALCULATION PERIOD: this is the period of time between two consecutive charge calculation dates.

25 SURETY: a natural or legal person who undertakes, with the Bank, to pay the loan transaction, when represented by a credit policy, becoming jointly liable for the debt with the ISSUER / BORROWER.

26 GUARANTOR: a natural or legal person who undertakes, with the Bank, to pay the loan transaction, when represented by a contract, becoming jointly liable for the debt with the ISSUER / BORROWER.

27 BONDED DEPOSITARY: a natural person who takes responsibility for custody of a chattel, offered to the Bank to guarantee the credit transaction, undertaking to return it with all the results and increases, when so requested of him, and who, in such capacity, also signs the credit instrument.

28 PURPOSE: the objective that the funds derived from the credit transaction is used for.

29 SWEETENER: a group of securities, represented by instruments or other credit paper, that the ISSUER / BORROWER delivers to the Bank in order to have sufficient assets to cover full payment of the credit transaction, including finance charges and other expenses related thereto.

30 BENEFICIARY PROPERTY: real property, in which the ISSUER / BORROWER undertakes to invest the funds derived from the credit transaction, when making the investments financed by the bank.

31 PROGRAM: lines of credit derived from the sources of funds with specific directives and rules of use.

32 PROAGRO: this is the Agriculture and Livestock Business Guaranty Program, created by law and managed by the Central Bank of Brazil, whose objective is to exempt rural producers from paying for financing, within the regulatory limits, in virtue of a complete or partial failure in agricultural or livestock production.

33 PERFORMANCE BONUS: a reduction granted in the amount owed by the ISSUER / BORROWER as a result of the credit transaction, if the respective payment were made without default.

34 REBATE: a percentage reduction in the amount of the finance charges and/or the principal amount owed by the ISSUER / BORROWER as a result of the credit transaction, applied if the respective payment were made without default.

35 BUSINESS AND TECHNICAL CONSULTANCY: technical assistance services, including the preparation of projects and plans and the provision of technical guidance.

II – PRINCIPAL PROVISION

Art. 5th - DISBURSEMENT – The amount of the disbursements may not exceed the effective cost of the goods and services financed.

Art. 6th – REIMBURSEMENT – If any due date falls on a nonbusiness day, the reimbursement of the installment shall be paid on the first business day after the established date.